Exhibit 10.12

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS

Amendment Number 001 dated 06th September, 2013

TO

Contract number 8006340 (“Contract”)

Between                         (1) British Telecommunications plc (‘BT’) and

(2) Virtusa UK Limited

BT and the Supplier agree that:

•             the Contract is amended as set out below;

•             all other Contract provisions remain unchanged.

Amendment details:.

Amendment to Schedule 2 Appendix 1 — IT Network Services, Exhibit C — Time & Materials Rate Card

•                  Exhibit C to Schedule 2 Appendix 1 — IT Network Services, Exhibit C — Time & Materials Rate Card shall be replaced in its entirety with the table in Annex 1 (“Rate Card”).

•                  The following changes and terms and conditions apply to the Rate Card effective 1st April 2013 (See Annex 1).

•                  “FY” shall mean BT’s fiscal year, from April 1 to March 31.

•                  The Rate Card shall be in effect for the period from April 1st, 2013 to March 31st, 2015, subject to the terms of this Amendment (“Term”).

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PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS

•                  In addition the following volume discount structure will also apply during the Term (“Volume Discount”).
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Volume Discount

	FY14	FY15	FY16
Revenue	[**********]	[**********]	[**********]
Discount	[**********]	[**********]	[**********]
Revenue	[**********]	[**********]	[**********]
Discount	[**********]	[**********]	[**********]
Revenue	[**********]	[**********]	[**********]
Discount	[**********]	[**********]	[**********]

This is effective from April 1st, 2013. All other terms and conditions of the Contract remain unchanged.

SIGNED for and on behalf of BT		SIGNED for and on behalf of the Supplier

Signed:	/s/ Peter Sillett	Signed:	/s/ Shanaka Jayawardena

Name:	Peter Sillett	Name:	Shanaka Jayawardena

Position:	Procurement Manager	Position:	Finance Controller, UK

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS

ANNEX 1

RATE CARD

PORTIONS OF THIS EXHIBIT WERE OMITTED AND HAVE BEEN FILED SEPARATELY WITH THE SECRETARY OF THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT; [***] DENOTES OMISSIONS

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